SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

M Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

M FUND, INC.

December 20, 2024

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy and some (or all) of your policy’s cash value is invested in the M Large Cap Growth Fund (the “Fund”), a series of M Fund, Inc. Although your insurance company is the legal owner of those shares of M Fund, Inc., you have certain voting rights with respect to the shares attributable to your policy’s cash value. Accordingly, we are writing to ask for your vote approving certain items described in the enclosed proxy statement and as outlined, for your convenience, in this letter. Your vote is extremely important, so we urge you to read all material carefully and vote your shares promptly.

A special meeting (the “Meeting”) of the shareholders of the Fund, will be held at the offices of M Financial Investment Advisers, Inc., located at 2699 Howell Street #1100, Dallas, TX 75204, at 9:30 a.m. Central Time on January 21, 2025.

At the Meeting, shareholders of the Fund will be asked to consider and vote on the following proposal:

1.	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund and remove the Fund’s fundamental policy to operate as a diversified fund (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of M Fund, Inc. (the “Board”) has determined that shareholders of the Fund will benefit from the change of classification of the Fund and has approved the Proposal and unanimously recommends that you vote in favor of the Proposal.

Remember--your vote counts!

We cannot overemphasize the importance of your vote, regardless of how many shares you own. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming, expensive, and may delay the Meeting scheduled for January 21, 2025. A proxy solicitation firm, Broadridge Financial Solutions, Inc., may call to remind you to return your voting instruction card.

Vote by mail, via the internet, or by toll-free telephone.

You may vote by returning the enclosed voting instruction card. A self-addressed, postage-paid envelope is enclosed for your convenience. You may also vote via the internet or by calling a toll-free number from a touch-tone phone. Please see your voting instruction card for more information and voting instructions. If you vote via the internet or by phone, you do not need to mail your voting instruction card. If you want to change your vote, you may do so using the voting instruction card, telephone, or the internet.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial adviser. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 888-736-2878.

Sincerely,

/s/ Robert Olson
Robert Olson
President, M Fund, Inc.

M Fund, Inc.

M Large Cap Growth Fund

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 21, 2025

A special meeting (the “Meeting”) of the shareholders of M Large Cap Growth Fund (the “Fund”), a series of M Fund, Inc. will be held at 9:30 a.m. Central Time on January 21, 2025 at the offices of M Financial Investment Advisers, Inc., located at 2699 Howell Street #1100, Dallas, TX 75204, for the following purposes:

1.	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund and remove the Fund’s fundamental policy to operate as a diversified fund (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of M Fund, Inc. (the “Board”) has set December 2, 2024 as the record date (the “Record Date”). Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjourned session. Shareholders of the Fund are asked to vote on the Proposal.

By order of the Board of Directors,

DAVID LEES, Secretary and Treasurer

PLEASE RESPOND. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE AND INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD OR VOTING INSTRUCTION CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JANUARY 21, 2025: This Notice and the Proxy Statement are available on the Internet at https://www.proxyvote.com.

December 20, 2024

Instructions for Signing Proxy Cards or Voting Instruction Cards

The following general rules for signing proxy cards or voting instruction cards may be of assistance to you and will help avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card or voting instruction card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card or voting instruction card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. Indicate the capacity of the individual signing the proxy card or voting instruction card unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	John B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Instructions for Voting by Telephone

Read the accompanying proxy information and proxy card or voting instruction card. Call 1-800-690-6903 and follow the simple instructions. Have your proxy card or voting instruction card ready.

You do not need to return your proxy card or voting instruction card if you vote by telephone.

Instructions for Voting over the Internet

To provide voting instructions via the internet follow these steps:

1.	Read the accompanying proxy information and proxy card or voting instruction card.

2.	Go to www.proxyvote.com.

3.	Follow the instructions provided on the website.

You do not need to return your proxy card or voting instruction card if you vote via the internet.

PROXY STATEMENT

M Fund, Inc.

M Large Cap Growth Fund

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

The Board of Directors (the “Board”) of M Fund, Inc. (the “Corporation”) is soliciting proxies from the shareholders of M Large Cap Growth Fund (the “Fund”), a series of M Fund, Inc. in connection with a special meeting (the “Meeting”) of shareholders of the Fund. The Meeting has been called for 9:30 a.m. Central Time on January 21, 2025 at the offices of M Financial Investment Advisers, Inc., located at 2699 Howell Street #1100, Dallas, TX 75204. The Meeting notice, this Proxy Statement and proxy card or voting instruction card are being sent to shareholders of record as of December 2, 2024 (the “Record Date”) beginning on or about December 20, 2024. Please read this Proxy Statement and keep it for future reference.

The Fund has previously sent its annual report dated December 31, 2023 and its semi-annual report dated June 30, 2024 to its shareholders. You may obtain a copy of the Fund’s most recent annual report and semi-annual report without charge by writing to M Fund, Inc., Attention: M Fund Administration, at the address set forth above or by calling (888) 736-2878. In addition, the Fund’s most recent annual report and semi-annual report are available on its website at www.mfin.com/m-funds. (Click on “Annual Report” or "Semi-Annual Financials and Other Information – June 30, 2024" and "M Large Cap Growth Fund TSR – June 30, 2024".)

The Proxy Statement discusses important matters affecting the Fund. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card or voting instruction card by calling 800-690-6903 or by accessing https://www.proxyvote.com. You may call 888-736-2878 for information on how to obtain directions to be able to attend the Meeting and for identification and documentation required to vote.

The only item of business that the Directors expect will come before the Meeting is the approval to change the Fund’s classification from a “diversified” fund to a “non-diversified” fund and remove the Fund’s fundamental policy to operate as a diversified fund (the “Proposal”). The shareholders of the Fund are asked to vote on the Proposal.

PROPOSAL

CHANGE THE FUND’S CLASSIFICATION FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND AND REMOVE THE FUND’S FUNDAMENTAL POLICY TO OPERATE AS A DIVERSIFIED FUND

Shareholders of the Fund are being asked to approve a change in the classification of the Fund from a “diversified” Fund to a “non-diversified” Fund and remove the Fund’s fundamental policy to operate as a diversified fund. The Fund is currently classified as a diversified fund, and the Investment Company Act of 1940, as amended (the “1940 Act”), requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. Additionally, the 1940 Act also requires shareholders to approve a change to a fund’s fundamental policies. If shareholders of the Fund approve the reclassification for the Fund, the Fund will no longer be subject to the investment restrictions for a diversified fund under the 1940 Act and the Fund’s fundamental policy to operate as a diversified fund will be removed.

The Adviser believes that the change in classification to a non-diversified Fund may benefit the Fund over time because it may provide more opportunities for the Sub-Adviser to seek to enhance the Fund’s performance by allowing the Sub-Adviser to direct more assets to investments it considers more advantageous or desirable for the Fund. There is, however, no guarantee that operating as a non-diversified fund will improve performance.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

DISCUSSION OF THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.            What are shareholders of the Fund being asked to approve?

A.            Shareholders of the Fund are being asked to approve a change in the classification of the Fund from a “diversified” Fund to a “non-diversified” Fund and remove the Fund’s fundamental policy to operate as a diversified fund.

Q.            As an owner of a variable insurance policy, why am I being asked to provide voting instructions?

A.            Although your insurance company is the legal owner of the shares of the Fund, you are entitled to instruct your insurance company how to vote those shares that are attributable to your contract value.

Q.            What is the difference between a “diversified” and a “non-diversified” fund?

A.            Under the 1940 Act, every mutual fund must be classified as either a “diversified” fund or a “non-diversified” fund” within the meaning of the 1940 Act. A diversified fund is limited as to the amount of assets it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment, (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentages do not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or to repurchase agreements fully collateralized by U.S. government obligations. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

The Fund is currently classified as a diversified fund, and the 1940 Act requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. If shareholders of the Fund approve the reclassification for the Fund, the Fund will no longer be subject to the investment restrictions for a diversified fund under the 1940 Act.

Q.           Why are shareholders being asked to approve changing the classification of the Fund to “non-diversified”?

A.            M Financial Investment Advisers, Inc. (the “Adviser”) and the Board of Directors of M Fund, Inc. (the “Board”) seek shareholder approval to reclassify the Fund as “non-diversified” under the securities laws. In considering whether to approve the Proposal to shareholders, the Board considered the following:

Due to the strong performance of growth-oriented stocks in general (and technology stocks more specifically), the Fund’s performance benchmark index, the Russell 1000® Growth Index (the “Index”), has become increasingly concentrated. By example, in 2013, 10 companies comprised approximately 23% of the Index and five companies comprised approximately 15% of the Index. As of today, 10 companies comprise approximately 58% of the Index and five companies comprise approximately 46% of the Index. Per the 1940 Act’s definition, the Index would be considered non-diversified. As such, the Adviser and the Fund’s sub-adviser, DSM Capital Partners LLC (“DSM” or the “Sub-Adviser”), recommended a change in the Fund’s subclassification status from diversified to non-diversified in order to allow flexibility with respect to the Fund’s investments relative to the Index. The Adviser also has recognized that, as a result of market appreciation, the Sub-Adviser has been unable to increase the size of the Fund’s holdings in particular securities to maintain compliance with the investment limitations imposed on diversified funds by the 1940 Act when it would have otherwise increased those holdings.

If shareholders approve the reclassification of the Fund, the Sub-Adviser will be able to focus the Fund’s investments more heavily in the securities of fewer issuers. The Adviser believes that the non-diversification classification may benefit the Fund over time because it may provide more opportunities for the Sub-Adviser to seek to enhance the Fund’s performance by allowing the Sub-Adviser to direct more assets to investments it considers more advantageous or desirable for the Fund.

The Adviser considers the ability at times to invest a large portion of the Fund’s assets in a relatively few companies as an important strategy in pursuing the Fund’s investment objective. The Sub-Adviser intends to take larger positions in the securities of fewer issuers and operate as non-diversified when it believes doing so will benefit the Fund in pursuing its investment objective. In pursuing the Fund’s investment objective, the Sub-Adviser may at times take or maintain smaller positions in portfolio companies, but it is the Adviser’s intention to maintain the Fund’s classification as a non-diversified fund even if at times the Fund may satisfy the requirements of being a diversified fund. However, if the Sub-Adviser does not operate the Fund as non-diversified within three years of the approval of the Fund’s reclassification to non-diversified, the Fund will revert back to diversified per the rules under the 1940 Act, and the Adviser will be required to again seek shareholder approval to reserve the freedom to operate the Fund as non-diversified in the future. No assurance can be given that operating the Fund as non-diversified will improve its investment performance.

Q.            Will being classified as “non-diversified” affect the Fund’s investment objectives or strategy?

A.            Other than operating as a non-diversified Fund, there are no changes to the Fund’s investment objective or other investment strategies. As noted above, the change in classification to “non-diversified” will eliminate the Fund’s obligation to comply with the investment limitations that are applicable to diversified funds under the 1940 Act. The change in classification will permit the Sub-Adviser to invest a larger percentage of the Fund’s assets in a smaller number of issuers than a diversified fund. The Sub-Adviser may invest more of the Fund’s assets in issuers in which the Sub-Adviser has the most conviction or it otherwise considers beneficial for the Fund. The Sub-Adviser also will not be required to reduce the size of the Fund’s holdings in particular securities if necessary to maintain compliance with the investment limitations imposed on diversified funds by the 1940 Act. If shareholders approve the Proposal for the Fund, the following disclosure will be added as part of its investment strategy disclosure in its prospectus:

Current Disclosure applicable to Non-Diversification	Proposed Disclosure applicable to Non-Diversification
None.	The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

Q.            What are the benefits and risks of the change of the Fund’s classification from a “diversified” fund to a “non-diversified” fund?

The Adviser believes that the change in classification to a non-diversified Fund may benefit the Fund over time because it may provide more opportunities for the Sub-Adviser to seek to enhance the Fund’s performance by allowing the Sub-Adviser to direct more assets to investments it considers more advantageous or desirable for the Fund. There is, however, no guarantee that operating as a non-diversified fund will improve performance.

If shareholders of the Fund approve the Proposal to reclassify the Fund to non-diversified, the Fund will no longer be subject to the investment restrictions outlined above for diversified funds under the 1940 Act. As a result, the Fund may take larger positions in fewer issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had more diversified investments.

Although the Fund will not be limited by the 1940 Act with respect to the proportion of its assets that may be invested in the obligations of a single issuer if the proposal to change the Fund’s classification to non-diversified is approved by its shareholders, the Fund will continue to be subject to the separate diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a “regulated investment company” under Subchapter M of the Code, the Fund, with respect to 50% of its total assets, may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. The remaining 50% of the Fund’s total assets are not required to be “diversified” as just described. However, in no event may more than 25% of the Fund’s total assets be invested in the securities of any one issuer (other than U.S. Government securities; the securities of other regulated investment companies; securities of any two or more issuers controlled by the Fund which, pursuant to regulations of the Code, may be deemed to be engaged in the same, similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships as defined in the Code). These limits apply as of the end of each quarter of the Fund’s fiscal year so the Fund may actually have a higher level of investment in an issuer during periods between the ends of its fiscal quarters. The Fund intends to continue to qualify as a “regulated investment company” under the Code and therefore intends to comply with the diversification requirements to qualify as such.

If shareholders approve the Proposal for the Fund to change its classification to non-diversified, the Fund will add the following statement as part of the Fund’s principal risk disclosure:

Current Risk Disclosure for Non-Diversification	Proposed Risk Disclosure for Non-Diversification
None.	Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Q.            When will the change in classification to “non-diversified” be effective?

A.            The “non-diversified” classification will become effective with respect to the Fund upon approval by its shareholders. In such case, the Fund may operate as a non-diversified fund depending on the investment opportunities available to the Fund at that point in time. The ability to take larger positions in the securities of a single issuer may be used immediately upon shareholder approval or may be implemented over time depending on market conditions. Nevertheless, the Sub-Adviser may take smaller positions in portfolio holdings when it believes it is in the best interests of shareholders to do so. However, if the Sub-Adviser does not operate the Fund as non-diversified within three years of the approval of the Fund’s reclassification to non-diversified, the Fund will revert back to diversified per the rules under the 1940 Act, and the Adviser will be required to again seek shareholder approval to reserve the freedom to operate the Fund as non-diversified in the future. If the Proposal is not approved by the Fund’s shareholders, the Fund’s current investment company classification will remain unchanged and the Fund would continue to operate as a diversified Fund. If the Proposal for the Fund is approved by the Fund’s shareholders to operate as a non-diversified Fund, any future change by the Fund from a “non-diversified” to a “diversified” classification would not require shareholder approval under the 1940 Act.

Q.           What happens if the Proposal is not approved?

A.            If the Proposal is not approved for the Fund, the Fund will continue to operate as a diversified fund under its current classification.

Q.            Has the Board approved the Fund’s change in classification from “diversified” to “non-diversified” and how does the Board recommend that I vote?

A.            Yes. The Adviser has recommended and the Board has unanimously approved the Proposal to change the Fund’s classification to non-diversified and determined that the Proposal is in the best interests of the Fund and the Fund’s shareholders. Accordingly, the Board recommends that shareholders vote “FOR” the Proposal.

OTHER INFORMATION

Information about the Corporation

The Corporation is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Corporation consists of four separate investment portfolios, each of which is, in effect, a separate mutual fund and includes the Fund (each a “Portfolio” and together the “Portfolios”). Each Portfolio of the Corporation is currently a diversified open-end management investment company. The Corporation issues a separate class of stock for each Portfolio representing fractional undivided interests in that Portfolio. By investing in a Portfolio of the Corporation, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. Likewise, an investor shares pro rata in any losses of that Portfolio.

Investment Adviser. M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Portfolios. Robert Olson serves as President of the Adviser and the Corporation; David Lees, serves as Secretary and Treasurer of the Adviser and the Corporation; and Kenneth Kalina serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser and the Corporation.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As shareholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Fund). These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Portfolios, the Adviser oversees the management of the assets of the Portfolios by each of the Sub-Advisers. In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Portfolio.

Sub-Adviser. DSM has been registered as an investment adviser with the SEC since 2001. DSM is responsible for the day-to-day management of the Fund and has managed the Fund since October 12, 2009. The address of DSM is 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418.

Principal Underwriter. M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Portfolios. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services. The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The principal executive offices of the Distributor are in the same offices as the Corporation located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR, 97209. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment advisor under the Investment Advisers Act of 1940; and is a member of the Financial Industry Regulatory Authority.

Administrator. State Street Bank and Trust Company is the Corporation’s administrator. The address of State Street Bank and Trust Company is One Congress Street, Boston, MA 02114.

Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on December 2, 2024 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix A lists the total number of shares of the Fund outstanding as of December 2, 2024. It also identifies holders, as of December 2, 2024, of more than 5% of the Fund and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Fund as of December 2, 2024.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Fund or by employees or agents of M Financial Investment Advisers, Inc. and their respective affiliated companies. In addition, Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,000.

Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Fund.

Voting Process. You can vote in any one of the following four ways:

●	By Internet – Use the Internet to vote by visiting www.proxyvote.com.

●	By telephone – Use a touch-tone telephone to call toll-free 1-800-690-6903, which is available 24 hours a day.

●	By mail – Complete and return the enclosed proxy card or voting instruction card.

●	In person – Vote your shares in person at the Meeting.

Shareholders who owned shares of the Fund on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. Shares represented by properly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy card or voting instruction card and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made via the Internet or by telephone must have a choice indicated to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of M Fund, Inc., at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

Tabulation of Proxies. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Corporation as tellers for the Meeting (the “Tellers”). Thirty-three and 1/3 percent (33 1/3%) of the shares of the

Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Broker non-votes are not relevant to the Proposal.

Required Vote. The vote required to approve the Proposal is the affirmative vote of a majority of the shares of the Fund voted in person or represented by proxy at the Meeting. Under the 1940 Act, the vote of the holder of a “majority of the outstanding voting securities” of a fund means the vote of the holders of the lesser of (1) 67% or more of its voting shares present at the Meeting if the holders of 50% or more of its outstanding voting shares are so present or represented by proxy; or (2) more than 50% of its outstanding voting shares.

Shares of the Fund are legally owned by a limited number of insurance companies. However, those shares support the cash values of certain variable life insurance or variable annuity policies, and the owners of those policies can instruct the insurance companies on how to vote the shares attributable to their policies (this does not apply to shares owned by M Financial Holdings Inc. or M Life Insurance Co.). Each insurance company will follow those instructions, and vote shares for which no instructions are received, or abstain from voting, in the same proportion for which it has received instructions from other policy owners (this is called “echo voting”). There is no quorum, minimum percentage, nor number of policy owner voting instructions that the insurance company must receive to use the echo voting procedure. This means that a minority of policy owners (based on their cash values attributable to the Fund) can determine the outcome of a vote.

Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on the Proposal for the Fund, or if sufficient votes in favor of the Proposal for the Fund are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only item of business that the Directors expect will come before the Meeting is the Proposal, the change of the Fund’s classification from a “diversified” fund to a “non-diversified” fund. If any other matters properly come before the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Corporation has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. The Corporation does not hold annual or other regular meetings of shareholders. Shareholder proposals for any future shareholders meeting must be received by the Corporation in writing a reasonable amount of time before the Corporation begins to print and send materials, to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Corporation

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposal.

December 20, 2024

M Fund 2024

Appendix A

Shares Outstanding

(as of December 2, 2024)

Fund	Number of Shares Outstanding
M Large Cap Growth Fund	7,906,435

Control Persons and Principal Shareholders

Shares of the Fund are owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. Persons or companies owning more than 25% of the outstanding shares of the Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or companies could take action with respect to the Fund without the consent or approval of other shareholders. As of December 2, 2024, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of the Fund in which their separate accounts hold more than 25% as reflected below:

M Large Cap Growth Fund
Pacific Life Insurance Co.	38.03%
John Hancock Variable Life Insurance Co.	48.14%

As of December 2, 2024, there were no shareholders that may be deemed a principal shareholder of the Fund in which their separate accounts hold more than 5% of the shares of the Fund.

The addresses of each control person of the Fund’s shares are as follows:

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

John Hancock Variable Life Insurance Company, 601 Congress Street, Boston, MA 02110

The Directors and Officers, as a group, owned less than 1% of the Fund’s shares as of December 2, 2024.

A-1

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735 2. To transact such other business as may properly come before the Meeting or any adjournments thereof. 1. To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund and remove the Fund’s fundamental policy to operate as a diversified fund (the “Proposal”); V59758-S02606 The Board of Directors unanimously recommends you vote FOR the following proposal: ! ! ! For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and the Proxy Statement are available at www.proxyvote.com. V59759-S02606 M LARGE CAP GROWTH FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of M Large Cap Growth Fund (the "Fund") hereby appoints Robert Olson, David Lees, and Ken Kalina, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on December 2, 2024 at a Special Meeting of Shareholders to be held at 9:30 a.m. Central Time on January 21, 2025, at the office of M Financial Investment Advisers, Inc., located at 2699 Howell Street #1100, Dallas, TX 75204, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 1. To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund and remove the Fund’s fundamental policy to operate as a diversified fund (the “Proposal”). The Board of Directors unanimously recommends you vote FOR the following proposal: Please be sure to sign and date the below. Signature(s) should be exactly as name or names appear(s) on this Voting Instruction Card. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this Voting Instruction Card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Proxy Statement is acknowledged. 2. To transact such other business as may properly come before the Meeting or any adjournments thereof. V60075-Z89050 ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the Voting Instruction Card below. 3) Sign and date the Voting Instruction Card. 4) Return the Voting Instruction Card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and the Proxy Statement are available at www.proxyvote.com. V60076-Z89050 The undersigned hereby appoints the Company and hereby authorizes it to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders to be held on January 21, 2025, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL. If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account. PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY. M LARGE CAP GROWTH FUND (the "Fund") a series of M Fund, Inc. (the "Company") THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PLEASE SIGN AND DATE ON THE REVERSE SIDE